CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	$ 16,460	$ 15,266	$ 9,375
Other comprehensive income (loss), net of tax
Foreign currency translation adjustments, net	(621)	(423)	416
Unrealized gain from derivative instruments, net	29	(23)	6
Unrealized loss from available-for-sale securities, net	28	(73)	(49)
Total other comprehensive income (loss), net of tax	(564)	(519)	373
Total comprehensive income	15,896	14,747	9,748
Comprehensive income attributable to redeemable non-controlling interests	280	0	0
Comprehensive income attributable to non-controlling interests	27	(169)	0
Comprehensive income attributable to Magic Software Enterprises' shareholders	$ 15,643	$ 14,578	$ 9,748